SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e) (2)
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          PHOENIX MULTI-PORTFOLIO FUND
                          ----------------------------
                (Name of Registrant as Specified in its Charter)
                            PAMELA S. SINOFSKY, ESQ.
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid: ___________

       [ ] Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:
           2)  Form, Schedule or Registration No.:
           3)  Filing Party:
           4)  Date Filed:


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                          PHOENIX MULTI-PORTFOLIO FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                ---------------

                  Notice of the Special Meeting of Shareholders

                                OCTOBER 27, 1999

                                ---------------

To the Shareholders:

    The Special Meeting of Shareholders of Phoenix Multi-Portfolio Fund (the "Fund") will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on October 27, 1999 at 10:00 a.m. for the following purposes:

    (1) To fix at twelve the number of Trustees to serve until the next Special Meeting and until their successors are chosen and qualified, and to elect the number of Trustees so fixed;

    (2) To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Fund;

    (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board of Trustees has fixed September 1, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE ENCLOSED FOR YOUR USE. IN THE ALTERNATIVE, YOU MAY VOTE BY TELEPHONE BY CALLING TOLL-FREE 1-877-779-8683 AND FOLLOWING THE RECORDED INSTRUCTIONS. PROMPT VOTING BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

                                            By Order of the Board of Trustees,

                                            G. Jeffrey Bohne, Clerk

Greenfield, Massachusetts
September 14, 1999


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                          PHOENIX MULTI-PORTFOLIO FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                ---------------

                                 PROXY STATEMENT
                       THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 27, 1999

                                ---------------

    The enclosed proxy is solicited by the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on October 27, 1999, and at any adjournment thereof. Shareholders of record at the close of business on September 1, 1999 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding 54,871,931.471 shares, par value $1.00 per share, of the Fund (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Fund's books on the record date.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by the Fund.

    In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require


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the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of the meeting. Abstentions and broker non-votes will, however, be considered to be votes against the proposal.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefor in the Investment Company Act of 1940 (the "1940 Act").

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about September 14, 1999. A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 or call, toll free, at (800) 243-4361.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table sets forth information as of August 25, 1999 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of the Fund's equity securities.

                                                                  PERCENT OF
NAME OF SHAREHOLDER          CLASS              NUMBER OF SHARES     CLASS
-------------------          -----              ----------------     -----
Phoenix Equity Planning      International C        7,809.4680       15.88
Corp,
Attn: Corp Acct
C/O Gene Charon, Controller
100 Bright Meadow Blvd.
Enfield, CT  06082-1957

MLPF&S for the Sole Benefit  International B      158,161.4840        9.57
of its Customers             International C       13,387.5840       27.22
Attn:  Fund Administration   Emerging Markets B   646,476.1930        9.04
4800 Deer Lake Drive E. 3rd  Emerging Markets C    29,147.2660        7.08
Fl.                          Tax-Exempt B         142,525.6810       24.11
Jacksonville, FL  32246-6484

A.G. Edwards & Sons Inc.     International C        7,169.0090       14.58
Cust. FBO Karl Sweitzer-
Rollover IRA Acct
6 Mendonshire Drive
Honeoye Falls, NY  14472-9762


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                                                                  PERCENT OF
NAME OF SHAREHOLDER          CLASS              NUMBER OF SHARES     CLASS
-------------------          -----              ----------------     -----
Painewebber for the Benefit  International C        3,378.3780        6.87
of                           Emerging Markets A   593,930.1830        8.54
Painewebber CDN FBO
Gladys A. Lynn IRA R/O
P.O. Box 3321
Weehawken, NJ  07087-8154

State Street Bank &          International C        2,813.2030        5.72
Trust Company
Cust for the IRA Rollover of
Dennis R. Brown
6603 Iveystone Drive
Jamestown, NC  27282-7797

Phoenix Home Life,           Real Estate Sec. A   537,005.8050       31.93
Attn:  Bonnie Malley         Emerging Markets A 2,083,489.4080       29.97
One American Row
Hartford, CT  06115-2521

Elmer J. Krauss Partner-     Emerging Markets C    41,407.5040       10.06
Krauss Portfolio Ltd.
715 N. Sherrill St.
Tampa, FL  33609-1109

Wexford Clearing Services    Emerging Markets C    31,110.1160        7.56
Corp
FBO Dr. Donald R. Huene
Annette S. Huene TTEES
DR&A S. Huene Fam. Tr. DTD
5250 N. Palm Avenue, Ste. 111
Fresno, CA  93704-2200

    On August 25, 1999, nominees for Trustee and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.


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                                    PROPOSALS

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

    The Declaration of Trust provides that the number of Trustees shall be fixed by vote of the Shareholders at the meeting at which they are elected. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for fixing the number of Trustees at twelve and for the election as Trustees the nominees named below. All of the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not interested persons of the trust. All of the nominees are presently serving as Trustees of the trust. The Trustees are recommending that the shareholders fix the number of Trustees at twelve and elect the persons whom they have nominated for election.

    Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors. Executive officers are elected at the first meeting of the Board of Trustees following the next meeting of shareholders at which trustees are elected and hold office until the first meeting of the Board of Trustees following the next meeting of shareholders at which trustees are elected and until their successors are chosen and qualified.

    The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Trusts's executive officers and also sets forth information as to certain other trusteeships held by nominees for election as Trustees.

NOMINEES FOR ELECTION AS TRUSTEES
    *ROBERT CHESEK, 65, Trustee since 1981. (Chairman from 1989 to 1994). Trustee/Director, Phoenix Funds (since 1981), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996). Director (1981-1994) and Chairman (1992-1994), Phoenix Investment Counsel, Inc.

    E. VIRGIL CONWAY, 70, Trustee since 1993. Chairman, Metropolitan Transportation Authority (since 1992). Trustee/Director, Phoenix Funds (since
1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996),


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Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free
Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Trustee/Director, Consolidated Edison Company of New York, Inc. (since 1970), Pace University (since 1978), Atlantic Mutual Insurance Company (since 1974), HRE Properties (since 1989), Greater New York Councils, Boy Scouts of America (since 1985), Union Pacific Corp. (since 1978), Centennial Insurance Company (since 1974), Josiah Macy, Jr. Foundation (since 1975), the Harlem Youth Development Foundation (since 1987), Accuhealth (since 1994), Trism, Inc. (since
1994), Realty Foundation of New York (since 1972). Chairman, New York Housing Partnership Development Corp. (since 1981) and the Harlem Youth Development Foundation (since 1998). Advisory Director, Blackrock Freddie Mac Mortgage Securities Fund (since 1990). Chairman/Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund Directions (1993-1998). Member (1990-1995), Chairman (1992-1995), Financial Accounting Standards Advisory Council.

    HARRY DALZELL-PAYNE, 70, Director since 1993. Director/Trustee, Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995), Phoenix-Seneca Funds (since May, 1999). Director, Farragut Mortgage Co., Inc. (1991-1994). Formerly, a Major General of the British Army.

    **FRANCIS E. JEFFRIES, 68, Trustee since 1995. Trustee/Director, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Income Inc. (since 1987), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1993). Director, The Empire District Electric Company (since 1984). Director (1989-1997), Chief Executive Officer (1989-1995) and President (1989-1993), Phoenix Investment Partners, Ltd.

    LEROY KEITH, JR., 60, Trustee since 1993. Chairman and Chief Executive Officer, Carson Products Company (since 1995). Trustee/Director, Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Equifax Corporation (since
1991) and Evergreen International Fund, Inc. (since 1989). Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust. Director and President, Morehouse College (1987-1994). Chairman and Chief Executive Officer, Keith Ventures (1992-1994).


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

    **PHILIP R. MCLOUGHLIN, 52, Director and President since 1993. Chairman (since 1997), Director (since 1995), Vice Chairman (1995-1997) and Chief Executive Officer (since 1995), Phoenix Investment Partners, Ltd. Executive Vice President, Investments Company (since 1988), and Director (since 1997), Phoenix Home Life Mutual Insurance Company. Trustee and President, Phoenix Funds (since
1989), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Trustee, Phoenix-Seneca Funds (since May, 1999). Director, Phoenix Equity Planning Corporation (since 1984). Director (since 1983) and Chairman (since 1995), Phoenix Investment Counsel, Inc.

    EVERETT L. MORRIS, 71, Trustee since 1995. Vice President, W.H. Reaves and Company (since 1993). Trustee/Director, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1993).

    **JAMES M. OATES, 53, Trustee since 1987. Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital Markets LLC) (since 1997). Managing Director, The Wydown Group (since 1994). Trustee/Director, Phoenix Funds (since 1987), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, AIB Govett Funds (since 1991), Investors Bank & Trust Corporation (since 1995), Investors Financial Services Corporation (since 1995), Blue Cross and Blue Shield of New Hampshire (since 1994), Plymouth Rubber Co. (since 1995), Stifel Financial (since 1996) and Command Systems, Inc. (since 1998). Vice Chairman, Massachusetts Housing Partnership (since 1992). Member, Chief Executives Organization (since 1996). President and Chief Executive Officer, Neworld Bank (1984-1994).

    **CALVIN J. PEDERSEN, 57, Trustee since 1995. Director (since 1986), President (since 1993) and Executive Vice President (1992-1993), Phoenix Investment Partners, Ltd. Trustee/Director, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995) and Duff & Phelps Utilities Income Inc. (since
1994).

    HERBERT ROTH, JR., 70, Trustee since 1986. Trustee/Director, Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996).


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

Director, Boston Edison Company (since 1978), Landauer, Inc. (medical services) (since 1970), Tech Ops./Sevcon Inc. (electronic controllers) (since 1987), and Mark IV Industries (diversified manufacturer) (since 1985). Director, Phoenix Home Life Mutual Insurance Company (1972-1998) and Key Energy Group (oil rig service) (1988-1994).

    RICHARD E. SEGERSON, 53, Trustee since 1993. Managing Director, Northway Management Company (since 1998). Managing Director, Mullin Associates (since
1998). Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since
1996).

    LOWELL P. WEICKER, JR., 68, Trustee since 1995. Trustee/Director, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, UST Inc. (since
1995), HPSC, Inc. (since 1995), Compuware (since 1996), Burroughs Welcome Fund (since 1996). Visiting Professor, University of Virginia (since 1997). Director, Duty Free International, Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1997). Governor of the State of Connecticut (1991-1995).

    *Indicates that the nominee was an officer of the investment adviser during the last five years. Until 1994, Mr. Chesek served as Chairman of Phoenix Investment Counsel, Inc., one of the Fund's investment advisers.

    **Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Messrs. Jeffries, McLoughlin, Oates, and Pedersen are directors and stockholders of Phoenix Investment Partners, Ltd. and, therefore, are "interested persons" of the Fund's investment advisers and "interested persons" of the Fund.

EXECUTIVE OFFICERS
    (Other than Philip R. McLoughlin, President, who is described above.)

    MICHAEL E. HAYLON, 41, Executive Vice President since 1995. Director and Executive Vice President, Investments, Phoenix Investment Partners, Ltd. (since
1995). Director (since 1994) and President (since 1995), Phoenix Investment Counsel, Inc. Executive Vice President, Phoenix Funds (since 1995), and Phoenix-Aberdeen Series Fund (since 1996). Executive Vice President (since
1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (1993-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).


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    JOHN F. SHARRY, 47, Executive Vice President since 1998. President, Retail
Division (since January 1999), Executive Vice President, Retail Division (1997-1999), Phoenix Investment Partners, Ltd. Managing Director, Retail Distribution, Phoenix Equity Planning Corporation (since 1995). Executive Vice President, Phoenix Funds (since 1998) and Phoenix-Aberdeen Series Funds (since
1998). Managing Director, Director and National Sales Manager, Putnam Mutual Funds (1992-1995).

    GAIL SENECA, 46, Senior Vice President since 1998. President and Chief Executive and Investment Officer, Seneca Capital Management LLC (since 1996). Managing General Partner and Chief Executive and Investment Officer, GMG/Seneca Capital Management, LP (since 1989). Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Senior Vice President, The Phoenix Edge Series Fund (since 1998), Phoenix Strategic Equity Series Fund (since 1998) and Phoenix Duff & Phelps Institutional Mutual Funds (since 1999). President, Phoenix-Seneca Funds (since 1996). General Partner, Genesis Merchant Group, LP (since 1990). President, GenCap, Inc. (since 1994).

    JAMES D. WEHR, 42, Senior Vice President since 1997. Senior Vice President, Fixed Income, (since 1998), Managing Director, Fixed Income (1996-1998), Vice President (1991-1996), Phoenix Investment Counsel, Inc. Senior Vice President (since 1997), Vice President (1988-1997), Phoenix Multi-Portfolio Fund. Senior Vice President (since 1997), Vice President (1990-1997), Phoenix Series Fund. Senior Vice President (since 1997), Vice President (1991-1997), The Phoenix Edge Series Fund. Senior Vice President (since 1997), Vice President (1993-1997), Phoenix California Tax-Exempt Bonds, Inc. Senior Vice President (since 1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice President, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund and Phoenix Income and Growth Fund (since
1997). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax-Free Income, Inc. (since 1997). Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (1991-1995).

    DAVID L. ALBRYCHT, 38, Vice President since 1993. Managing Director, Fixed Income (since 1996), Vice President (1995-1996), Phoenix Investment Counsel, Inc. Vice President, Phoenix Multi-Sector Short Term Bond Fund (since 1993), Phoenix Multi-Sector Fixed Income Fund, Inc. (since 1994), Phoenix Series Fund (since 1997), The Phoenix Edge Series Fund (since 1997). Director, Public Fixed Income (1990-1994) and various other positions (1986-1995), Phoenix Home Life Mutual Insurance Company.

    ROBERT S. DRIESSEN, 52, Vice President since 1999. Vice President, Compliance, Phoenix Investment Partners, Ltd. (since 1999). Vice President,


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Phoenix Funds, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Mutual Funds and Phoenix-Seneca Funds (since 1999). Vice President, Risk Management Liaison, Bank of America (1996-1999). Vice President, Securities Compliance, The Prudential Insurance Company of America (1993-1996). Branch Chief/Financial Analyst, Securities and Exchange Commission, Division of Investment Management (1972-1993).

    TIMOTHY M. HEANEY, 34, Vice President since 1996. Managing Director, Fixed Income (since 1997), Director, Fixed Income Research (1996-1997), Investment Analyst (1995-1996), Phoenix Investment Counsel, Inc. Vice President, Phoenix California Tax Exempt Bonds, Inc (since 1996), Duff & Phelps Utilities Tax Free Income, Inc. (since 1997). Investment Analyst, Phoenix Home Life Mutual Insurance Company (1992-1994).

    RON K. JACKS, 33, Vice President since 1998. General Partner and Equity Portfolio Manager, GMG/Seneca Capital Management LP (since 1995). Equity Portfolio Manager, Seneca Capital Management LLC (since 1996). Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Vice President, The Phoenix Edge Series Fund (since 1998). Vice President, Phoenix Strategic Equity Series Fund (since 1998) and Phoenix Duff & Phelps Institutional Mutual Funds (since 1999). Secretary (1996-1998), Trustee (1996-1997), Phoenix-Seneca Funds.

    PETER S. LANNIGAN, 38, Vice President since 1995. Managing Director, Fixed Income (since 1997), Director, Fixed Income Research (1996-1997), Vice President (1995-1996), Phoenix Investment Counsel, Inc. Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (1993-1995).

    RICHARD D. LITTLE, 51, Vice President since 1998. General Partner and Director of Equities, Seneca Capital Management LP (since 1989). Director of Equities, Seneca Capital Management LLC (since 1996). Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Vice President, The Phoenix Edge Series Fund (since 1998), Phoenix Strategic Equity Series Fund (since 1998) and Phoenix Duff & Phelps Institutional Mutual Funds (since 1999).

    WILLIAM R. MOYER, 54, Vice President since 1990. Senior Vice President and Chief Financial Officer, Phoenix Investment Partners, Ltd. (since 1995). Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until 1996), and Treasurer (1994-1996 and since
1998), Phoenix Equity Planning Corporation. Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until
1996) and Treasurer (since 1994), Phoenix Investment Counsel, Inc. Vice President, Phoenix Funds (since 1990), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series


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Fund (since 1996). Senior Vice President and Chief Financial Officer, Duff &
Phelps Investment Management Co. (since 1996). Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. (until 1995). Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company (until 1995).

    LEONARD J. SALTIEL, 45, Vice President since 1994. Managing Director, Operations and Service, Phoenix Equity Planning Corporation (since 1996). Vice President, Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company (until 1995). Senior Vice President, Phoenix Equity Planning Corporation (1994-1996). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

    MICHAEL SCHATT, 52, Vice President since 1997. Managing Director, Phoenix Investment Partners, Ltd. (since 1994). Senior Vice President, Duff & Phelps Investment Management Co. (since 1996). Vice President, Duff & Phelps Utilities Income, Inc. (since 1997), The Phoenix Edge Series Fund (since 1997), Phoenix Duff & Phelps Institutional Mutual Funds (since 1997). Senior Vice President, Phoenix Realty Securities, Inc. (1997-1998). Director, Real Estate Advisory Practice, Coopers & Lybrand (1990-1994).

    NANCY G. CURTISS, 46, Treasurer since 1994. Vice President, Fund Accounting (since 1994), Treasurer, Fund Accounting (since 1996), Phoenix Equity Planning Corporation. Treasurer, Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), and Phoenix-Aberdeen Series Fund (since
1996). Second Vice President and Treasurer, Fund Accounting (until 1995), Phoenix Home Life Mutual Insurance Company. Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

CERTAIN TRANSACTIONS
    Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are Trustees of the Fund and are also directors of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an intermediate parent of one of the Fund's investment advisers, Phoenix Investment Counsel, Inc. ("PIC") and the direct parent of the Fund's other investment adviser, Duff & Phelps Investment Management Co. ("Duff & Phelps"). Michael E. Haylon is an executive officer of the Fund and also a director of PXP. Messrs. Haylon, McLoughlin and Pedersen are also executive officers of PXP. Francis E. Jeffries is a Trustee of the Fund and also a shareholder of PXP. By virtue of these individuals' relationships with the Fund and with PXP, under the proxy rules they are deemed to have a material interest in the Fund's investment advisory contracts. Pursuant to the investment advisory contract between PIC and the Fund, PIC received $5.1 million in fees from the Fund in 1998. Pursuant to the investment advisory contract between Duff & Phelps and the Fund, Duff & Phelps received approximately $398,000 in fees from the Fund in 1998.

AUDIT, NOMINATING AND EXECUTIVE COMMITTEES AND BOARD OF TRUSTEES' MEETINGS
    The Board of Trustees has an Audit Committee, a Nominating Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which Trustees are elected.

    The members of the Audit Committee of the Fund include only Trustees who are not interested persons of the Fund. The Audit Committee meets with the Fund's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Fund pursuant to the investment advisory agreement and other service agreements to determine if the Fund is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of Messrs. E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended November 30, 1998.

    The Nominating Committee consists only of Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. The Nominating Committee held one meeting during the fiscal year ended November 30, 1998. The Nominating Committee currently consists of Messrs. Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and Herbert Roth, Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund.

    The Executive Committee consists of six Trustees, four of whom are not interested persons of the Fund. The Executive Committee is empowered to act for the Board on matters that can be delegated to a committee. The Executive

Committee serves as a contract review, compliance review and performance review delegate of the full Board of Trustees. The Executive Committee meets on an as-needed basis as appropriate between Board meetings. Currently, the Executive Committee consists of Messrs. E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris, James M. Oates and Herbert Roth, Jr.

    Six meetings of the Board of Trustees were held during the fiscal year ended November 30, 1998. None of the Trustees attended fewer than 75% of the meetings of the Board or meetings of Committees of the Board.

    For services rendered to the Fund during the fiscal year ended November 30, 1998, persons serving as Trustees during that period received an aggregate of $92,876 from the Fund as Trustees' fees.

    Each Trustee who is not currently an "interested person" of the Adviser, or of any of its affiliates, is entitled to a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer of $2,000 annually and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer of $1,000 annually and $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer of $2,000 annually and $2,000 per joint Executive Committee meeting attended. Trustee costs are allocated equally to each of the Series/Portfolios of the Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

    For the Fund's last fiscal year, the Trustees received the following compensation:

                             COMPENSATION TABLE


                                                                   TOTAL
                                                                COMPENSATION
                                      PENSION OR                 FROM FUND
                                      RETIREMENT    ESTIMATED     AND FUND
                                       BENEFITS      ANNUAL     COMPLEX (14
                         AGGREGATE     ACCRUED AS   BENEFITS    FUNDS) PAID
                       COMPENSATION  PART OF FUND     UPON           TO
         NAME           FROM FUND      EXPENSES    RETIREMENT     TRUSTEES
         ----           ---------      --------    ----------     --------
Robert Chesek             $8,019                                   $60,000
E. Virgil Conway         $10,625                                   $79,500
Harry Dalzell-Payne       $9,559                                   $71,250
Francis E. Jeffries       $7,986                                   $60,000
Leroy Keith, Jr.          $8,368                                   $62,500
Philip R. McLoughlin          $0                                        $0
Everett L. Morris         $9,177         None         None         $69,500
James M. Oates            $9,177       for any       for any       $68,750
Calvin J. Pedersen            $0       Trustee       Trustee            $0
Herbert Roth, Jr.        $11,007                                   $81,250
Richard E. Segerson       $9,434                                   $70,750
Lowell P. Weicker, Jr.    $9,434                                   $70,000

--------------
*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.

    At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $175,029, $151,807, and $147,653, respectively. At present, by agreement among the Fund, the electing Trustee and the Distributor, fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

VOTING REQUIREMENTS
     In order to be elected, the nominees for Trustee must be approved by a majority of the Fund's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Fund's outstanding voting securities.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                                 PROPOSAL NO. 2

               RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

    On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Fund) have selected PricewaterhouseCoopers, LLP, independent accountants, to audit financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither such firm nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

    A representative of PricewaterhouseCoopers, LLP, auditors for the Fund for the fiscal year ended November 30, 1998, is not expected to be present at the meeting.

    The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Fund's semi-annual financial statements and prepare or review the Fund's income tax returns.

 VOTING REQUIREMENTS
     Ratification of the selection of PricewaterhouseCoopers, LLP, independent accountants, as auditors of the Fund requires the approval of a majority of the Fund's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Fund's outstanding voting securities.

                THE TRUSTEES RECOMMEND A VOTE "FOR" RATIFICATION
                          OF THE SELECTION OF AUDITORS

                        INVESTMENT ADVISERS, UNDERWRITER
                               AND FINANCIAL AGENT

    Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480, is the Fund's investment adviser to Phoenix-Aberdeen International Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Mid Cap Fund.

    Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, IL 60603, is the investment adviser to the Phoenix-Duff & Phelps Real Estate Securities Fund.

    Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent.

                             ADDITIONAL INFORMATION

OTHER MATTERS
    As of the date of this Proxy Statement, Fund's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS
    The next meeting of shareholders is scheduled to be held in 2002. Proposals by any shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before December 31, 2001.

    All shareholders are urged to complete, sign, and return their proxies. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Trustees,

                                            G. JEFFREY BOHNE, Clerk

Greenfield, Massachusetts
September 14, 1999

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                                OCTOBER 27, 1999

                                      PROXY

    The undersigned shareholder of Phoenix Multi-Portfolio Fund (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Pamela S. Sinofsky and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Meeting of Shareholders of the Fund to be held on October 27, 1999 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will save the Fund and shareholders the costs associated with further solicitation.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF TRUSTEES OF THE FUND WHICH RECOMMENDS A VOTE
                          "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                     CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|

                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY
                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED
                                   AND DATED.

VOTE ON PROPOSAL
1. ELECTION OF TRUSTEES
   To fix the number of Trustees at twelve and               Withhold    For All
   elect Trustees (except as marked to the          For      Authority   Except
   contrary below)                                  [ ]         [ ]       [ ]
     R. Chesek, V. Conway, H. Dalzell-Payne,
     F. Jeffries, L. Keith, P. McLoughlin,
     E. Morris, J. Oates, C. Pedersen, H. Roth,
     R. Segerson and L. Weicker

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME. UNLESS AUTHORITY IS WITHHELD TO VOTE FOR ALL NOMINEES, THE PERSONS NAMED AS PROXIES SHALL VOTE TO FIX THE NUMBER OF TRUSTEES AT TWELVE.)

2. RATIFICATION OF SELECTION OF
   PRICEWATERHOUSECOOPERS, LLP AS                   For      Against    Abstain
   AUDITORS                                         [ ]        [ ]        [ ]

3. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT,

TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE ANNUAL MEETING OF THE SHAREHOLDERS.


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------------------------------------ ---------- -------------------------- ----------
Signature (PLEASE SIGN WITHIN BOX)   Date       Signature (Joint Owners)   Date